UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

Eastern Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-32899	20-2653793
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Race Avenue, Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code): (717) 396-7095

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 29, 2008, Eastern Insurance Holdings, Inc. (the “Company”) announced that its subsidiary, Eastern Life & Health Insurance Company (ELH) will add vision to its line of ancillary benefit products. ELH’s vision products include a vision insurance plan and a vision discount program, both utilizing the VSP Vision Care network. ELH will introduce its vision products in Pennsylvania, Georgia and Michigan, beginning February 1, 2009, with other selected states to follow.

A copy of the press release is filed as part of this Form 8-K and is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Eastern Insurance Holdings, Inc. announcing new vision products and dated December 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN INSURANCE HOLDINGS, INC.

Dated: December 30, 2008	By:	/s/ Kevin M. Shook
Kevin M. Shook
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release of Eastern Insurance Holdings, Inc. announcing new vision products and dated December 29, 2008.